Exhibit 21

ILLINOIS TOOL WORKS INC.
Subsidiaries and Affiliates
January 2005

Company	Ownership Type (a)	Ownership%	Jurisdiction
1245267 Ontario Limited	Indirect	100.00%	Ontario
A 3 Sud S.r.l.	Indirect	100.00%	Italy
A.J. Gerrard LLC	Direct	100.00%	Delaware
Aardee Seals Limited	Indirect	100.00%	United Kingdom
Accu-Lube Manufacturing GmbH	Direct	50.10%	Germany
ACI Kardam Manufacturing Limited	Indirect	100.00%	Ontario
Addix, S.A.	Indirect	100.00%	France
Alubec Industries, Inc.	Direct	100.00%	Quebec
Asbury Place Venture	Indirect	50.00%	Illinois
AXA Power ApS	Indirect	100.00%	Denmark
Azon Pty. Limited	Indirect	100.00%	Australia
B.C. Immo S.C.I.	Indirect	100.00%	France
B.C.H. S.A.S.	Indirect	100.00%	France
Bates Cargo-Pak ApS	Indirect	100.00%	Denmark
Berrington (UK)	Indirect	100.00%	United Kingdom
BILCME L.L.C.	Indirect	100.00%	Delaware
Binks	Indirect	100.00%	United Kingdom
Buck Forkardt Inc.	Indirect	100.00%	Michigan
Buell Industries, Inc.	Indirect	100.00%	Delaware
Burseryds Bruk AB	Indirect	100.00%	Sweden
Capital Ventures (Australasia) S.á r.l.	Indirect	100.00%	Luxembourg
Carburol, S.A.	Indirect	100.00%	France
CEMA Maschinenfabrik GmbH	Indirect	100.00%	Germany
Cetram Pty. Limited	Indirect	100.00%	Australia
Chapas Y Herrajes Eternos, S.A. de C.V.	Indirect	100.00%	Mexico
Cheer Bright Ltd.	Indirect	10.59%	British Virgin Islands
Chris Kay (UK) Limited	Indirect	100.00%	United Kingdom

Company	Ownership Type (a)	Ownership%	Jurisdiction
Chris Kay Benelux B.V.	Indirect	100.00%	Netherlands
Chris Kay Europe B.V	Indirect	100.00%	Netherlands
Chris Kay Limited	Indirect	100.00%	Ireland
CKFE Limited (HK)	Indirect	100.00%	Hong Kong
Cofiva s.r.l.	Indirect	100.00%	Italy
Comercializadora West Bend S.A. de C.V.	Indirect	100.00%	Mexico
Compagnie de Materiel et d’Equipements Techniques - COMET S.A.S.	Direct & Indirect	100.00%	France
Compagnie Hobart S.A.S.	Indirect	100.00%	France
Corporacion Coral S.A. de C.V.	Indirect	100.00%	Mexico
CS (Australasia) Limited	Indirect	100.00%	Bermuda
CS (Australia) Pty. Ltd.	Indirect	100.00%	Australia
CS (Europe) Holdings Ltd.	Indirect	100.00%	Bermuda
CS (Finance) Europe S.a.r.l.	Indirect	100.00%	Luxembourg
CS Capital I L.L.C.	Indirect	100.00%	Delaware
CS Financing I L.L.C.	Indirect	100.00%	Delaware
CS Packaging Corporation Ltd.	Indirect	100.00%	British Virgin Islands
CS PMI Holdings Inc.	Indirect	100.00%	Delaware
CS PMI Inc.	Indirect	100.00%	Delaware
CSE GmbH	Indirect	100.00%	Germany
Cumberland Leasing Co.	Direct	100.00%	Illinois
Cyclone Industries Pty. Ltd.	Indirect	100.00%	Australia
Dacro B.V.	Indirect	100.00%	Netherlands
D’Arnaud B.V.	Indirect	100.00%	Netherlands
Decorative Sleeves (Holdings)	Indirect	100.00%	United Kingdom
Decorative Sleeves Limited	Indirect	100.00%	United Kingdom
Deutsche Capital Solutions GmbH	Indirect	100.00%	Germany
Devcon Limited	Indirect	100.00%	Ireland
Devilbiss Company Limited, The	Indirect	100.00%	United Kingdom
DeVilbiss Equipamentos para Pintura Industrial Ltda.	Direct	100.00%	Brazil
DeVilbiss Europa Unterstuetzungskasse GmbH	Indirect	100.00%	Germany
DeVilbiss Ransburg de Mexico S.A. de C. V.	Direct	100.00%	Mexico
Dexion Srl	Indirect	100.00%	Italy

Company	Ownership Type (a)	Ownership%	Jurisdiction
Diagraph Corporation Sdn. Bhd	Direct	100.00%	Malaysia
Diagraph de Mexico, S.A. de C.V.	Direct	100.00%	Mexico
Diagraph Europe Limited	Direct	100.00%	United Kingdom
Dongguan CK Branding Co., Ltd.	Indirect	100.00%	China
Duo-Fast (Singapore) Pte. Ltd.	Indirect	50.00%	Singapore
Duo-Fast Corporation	Direct	100.00%	Illinois
Duo-Fast CR, s.r.o.	Indirect	100.00%	Czech Republic
Duo-Fast de Espana S.A.	Indirect	100.00%	Spain
Duo-Fast Korea Co. Ltd.	Indirect	49.00%	Korea
Electric Light (BVI)	Indirect	95.95%	British Virgin Islands
Electrodos de Centroamérica S.A.	Direct	25.00%	Guatemala
Elga AB	Indirect	100.00%	Sweden
Elga Skandinavian AS	Indirect	100.00%	Norway
Elga Welding Consumables	Indirect	100.00%	United Kingdom
Eltex-Elektrostatik-GmbH	Indirect	100.00%	Germany
Endra B.V.	Indirect	100.00%	Netherlands
Envases Multipac, S.A. de C.V.	Direct	49.00%	Mexico
Envopak Finance Limited	Indirect	100.00%	United Kingdom
Envopak Group	Indirect	100.00%	United Kingdom
Envopak Holdings	Indirect	100.00%	United Kingdom
Epirez Australia Pty. Ltd.	Indirect	100.00%	Australia
Equipment Technique Service S.A.R.L.	Indirect	100.00%	France
Er-Çem Çemberleme Sanayi ve Ticaret Anonim Çirketi	Indirect	60.00%	Turkey
Eurotec Refrigerazione S.r.l.	Indirect	100.00%	Italy
Eurotec s.r.l.	Indirect	100.00%	Italy
Falcon Leasing Systems Ltd.	Direct	51.00%	Bermuda
FEG Investments L.L.C.	Indirect	100.00%	Delaware
Forkardt (Great Britain) Limited	Indirect	100.00%	United Kingdom
Forkardt Deutschland GmbH	Indirect	100.00%	Germany
Forkardt France Sarl	Indirect	100.00%	France
Forkardt Gefitec GmbH	Indirect	100.00%	Germany
Forkardt International Limited	Indirect	100.00%	United Kingdom

Company	Ownership Type (a)	Ownership%	Jurisdiction
Forkardt Italia Srl	Indirect	100.00%	Italy
Forkardt Schweiz AG	Indirect	100.00%	Switzerland
Fortune Mind Enterprise Limited	Indirect	95.95%	Hong Kong
Foster Refrigerator (U.K.)	Indirect	100.00%	United Kingdom
Foster Refrigerator (UK) Management Services Limited.	Indirect	100.00%	United Kingdom
Foster Refrigerator France S.A.S.	Indirect	100.00%	France
Fox Meadow Venture	Indirect	50.00%	Illinois
Fuseon Graphics Limited	Indirect	100.00%	United Kingdom
Gaylord Industries (Europe) Limited	Indirect	100.00%	United Kingdom
Gerrard Signode Pty. Limited	Indirect	100.00%	Australia
Glenbase Venture	Indirect	50.00%	Illinois
Glenbase Venture II	Indirect	50.00%	Illinois
H. Böhl GmbH	Indirect	100.00%	Germany
H.A. Springer marine + industrie service GmbH	Indirect	100.00%	Germany
H.T.C. S.A.R.L.	Indirect	100.00%	France
Heger Belgium BVBA	Indirect	100.00%	Belgium
Heger GmbH European Diamond Tools	Indirect	100.00%	Germany
Heger Holland B.V.	Indirect	100.00%	Netherlands
Heikaus Verpackungenssysteme GmbH	Indirect	100.00%	Germany
Hinsdale Meadows Venture	Indirect	50.00%	Illinois
Hobart (Japan) K.K.	Indirect	100.00%	Japan
Hobart Andina S.A.	Indirect	100.00%	Columbia
Hobart Brothers (International) AG	Indirect	100.00%	Switzerland
Hobart Brothers Company	Direct	100.00%	Ohio
Hobart Brothers International Limitada	Indirect	100.00%	Chile
Hobart Corporation	Indirect	100.00%	Delaware
Hobart Dayton Mexicana S.A. de C.V.	Indirect	100.00%	Mexico
Hobart do Brasil Ltd.	Indirect	100.00%	Brazil
Hobart Equipment Leasing	Indirect	100.00%	United Kingdom
Hobart Food Equipment Co. Ltd.	Indirect	100.00%	China
Hobart Food Equipment Pty. Ltd.	Indirect	100.00%	Australia
Hobart Foster (South Africa) Pty. Ltd.	Indirect	100.00%	South Africa

Company	Ownership Type (a)	Ownership%	Jurisdiction
Hobart Foster Belgium B.V.B.A.	Indirect	100.00%	Belgium
Hobart Foster Holland B.V.	Indirect	100.00%	Netherlands
Hobart Foster International GmbH	Indirect	100.00%	Germany
Hobart Foster Scandinavia ApS	Indirect	100.00%	Denmark
Hobart Foster Techniek B.V.	Indirect	100.00%	Netherlands
Hobart G.m.b.H.	Indirect	100.00%	Germany
Hobart Holdings, Inc.	Indirect	100.00%	Delaware
Hobart International (Singapore) Pte. Ltd.	Indirect	100.00%	Singapore
Hobart International (South Asia), Inc.	Indirect	100.00%	Delaware
Hobart Korea Co. Ltd.	Indirect	100.00%	Korea
Hobart Manufacturing Co. Pty. Ltd.	Indirect	100.00%	Australia
Hobart Manufacturing Company, The	Indirect	100.00%	United Kingdom
Hobart Sales & Service, Inc.	Indirect	100.00%	Ohio
Hôpital Services Systemes S.A.S.	Indirect	100.00%	France
Hwa Lu Pao Enterprise (Thailand) Co., Ltd.	Indirect	100.00%	Thailand
Hycote Limited	Indirect	100.00%	United Kingdom
Hylec Components Limited	Indirect	33.00%	United Kingdom
I.T.W. Inc.	Direct	100.00%	Illinois
ICBIL L.L.C.	Direct	100.00%	Delaware
Ice Freeze de Mexico, S.A. de C.V.	Indirect	100.00%	Mexico
Illinois Tool Works (ITW) Nederland B.V.	Indirect	100.00%	Netherlands
Illinois Tool Works FSC Inc.	Indirect	100.00%	Barbados
Illinois Tool Works Norway AS	Indirect	100.00%	Norway
Immobiliere - Services - Industries - Isis SNC	Indirect	100.00%	France
IMSA ITW, S.A. de C.V.	Direct	50.00%	Mexico
IMSA Signode, S.A. de C.V.	Indirect	50.00%	Mexico
Indiana Pickling and Processing Company	Direct	35.00%	Indiana
Industrias Regard	Indirect	10.00%	Spain
Inmobillaria Cit., S.A. de C.F.	Direct	49.00%	Mexico
Intelligent Building Systems, Inc.	Indirect	100.00%	Delaware
International Leasing Company	Indirect	100.00%	Delaware
Interstrap B.V.	Indirect	100.00%	Netherlands

Company	Ownership Type (a)	Ownership%	Jurisdiction
Irathane Limited	Indirect	100.00%	United Kingdom
Ispracontrols Bulgaria EOOD	Indirect	100.00%	Bulgaria
ITW (Deutschland) GmbH	Indirect	100.00%	Germany
ITW (EU) Holdings Ltd.	Indirect	100.00%	Bermuda
ITW Administration GmbH	Indirect	100.00%	Germany
ITW AFC Pty. Limited	Indirect	100.00%	Australia
ITW Aircraft Investments Inc.	Indirect	100.00%	Delaware
ITW Alpha Sárl	Indirect	100.00%	Luxembourg
ITW Ampang Industries Philippines, Inc.	Direct	100.00%	Philippines
ITW Angleboard AB	Indirect	100.00%	Sweden
ITW Asia (Private) Limited	Direct	100.00%	Singapore
ITW Australia Pty. Ltd.	Indirect	100.00%	Australia
ITW Austria Vertriebs GmbH	Indirect	100.00%	Austria
ITW Automotive Fasteners (Shanghai) Co., Ltd.	Indirect	100.00%	China
ITW Automotive Italia s.r.l.	Indirect	100.00%	Italy
ITW Automotive Products GmbH & Co. K.G.	Indirect	100.00%	Germany
ITW Automotive Products Verwaltungs GmbH	Indirect	100.00%	Germany
ITW Bailly Comte S.A.S.	Indirect	100.00%	France
ITW Befestigungssysteme GmbH	Indirect	100.00%	Germany
ITW Belgium S.p.r.l.	Indirect	100.00%	Belgium
ITW Beta Sárl	Indirect	100.00%	Luxembourg
ITW Bevestigingssystemen B.V.	Indirect	100.00%	Netherlands
ITW Binks Corporation	Direct	100.00%	Delaware
ITW Brazilian Nominee L.L.C.	Indirect	100.00%	Delaware
ITW Bulgaria EOOD	Indirect	100.00%	Bulgaria
ITW Canada	Indirect	100.00%	Ontario
ITW Canada Holdings Company	Indirect	100.00%	Nova Scotia
ITW Canada Management Company/Compagnie Gestion ITW Canada	Indirect	100.00%	Nova Scotia
ITW Canguru Rotulos Ltda.	Direct	81.60%	Brazil
ITW Cayman	Indirect	100.00%	Cayman Islands
ITW Chemical Products Ltda	Indirect	100.00%	Brazil
ITW Chemical Products Scandinavia ApS	Indirect	100.00%	Denmark

Company	Ownership Type (a)	Ownership%	Jurisdiction
ITW Chemische Produkte GmbH	Indirect	100.00%	Germany
ITW China Components Inc.	Direct	100.00%	Delaware
ITW Construction Products (Suzhou) Co. Ltd.	Direct	100.00%	China
ITW Construction Products ApS	Indirect	100.00%	Denmark
ITW Construction Products Espana S.A.	Indirect	100.00%	Spain
ITW Construction Products Italy s.r.l.	Indirect	100.00%	Italy
ITW CPM S.A.S.	Indirect	100.00%	France
ITW Cupids Holding II L.L.C.	Indirect	100.00%	Delaware
ITW Cupids Holding L.L.C.	Indirect	100.00%	Delaware
ITW Cupids LLC	Indirect	100.00%	Delaware
ITW Cupids, L.P.	Indirect	100.00%	Delaware
ITW de Argentina S.A.	Indirect	100.00%	Argentina
ITW de France S.A.S.	Indirect	100.00%	France
ITW Decorating Systems AG	Indirect	100.00%	Switzerland
ITW DelFast do Brasil Ltda.	Direct & Indirect	100.00%	Brazil
ITW Delta Sárl	Indirect	100.00%	Luxembourg
ITW Denmark ApS	Indirect	100.00%	Denmark
ITW Devcon Industrial Products GmbH	Indirect	100.00%	Germany
ITW do Brazil Industrial e Comercial Ltda.	Direct	100.00%	Brazil
ITW Domestic Finance Company	Indirect	100.00%	Delaware
ITW Domestic Finance II Inc.	Indirect	100.00%	Delaware
ITW Domestic Holdings II Inc.	Indirect	100.00%	Delaware
ITW Domestic Holdings Inc.	Indirect	100.00%	Delaware
ITW Domestic Leasing I Inc.	Indirect	100.00%	Delaware
ITW Domestic Leasing II Inc.	Indirect	100.00%	Delaware
ITW D-Tech Holdings GmbH	Indirect	100.00%	Germany
ITW Dynatec (Hong Kong) Limited	Direct	50.00%	Hong Kong
ITW Dynatec G.m.b.H.	Indirect	100.00%	Germany
ITW Dynatec Kabushiki Kaisha	Direct	100.00%	Japan
ITW Dynatec Singapore Pte. Ltd.	Direct	50.00%	Singapore
ITW Dynatec Thailand Ltd.	Direct	20.00%	Thailand
ITW Electronic Business Asia Co., Limited	Direct	100.00%	Taiwan

Company	Ownership Type (a)	Ownership%	Jurisdiction
ITW Electronic Component Manufacturing Company d.o.o.	Indirect	100.00%	Slovenia
ITW Electronic Components Packaging Systems, S. de R.L. de C.V.	Indirect	100.00%	Mexico
ITW Electronic Components/Products (Shanghai) Company Limited	Indirect	100.00%	China
ITW Electronic Packaging (Malta) Ltd.	Indirect	100.00%	Malta
ITW Epsilon Sárl	Indirect	100.00%	Luxembourg
ITW Espana S.A.	Indirect	100.00%	Spain
ITW etilab GmbH	Direct	100.00%	Germany
ITW Europe — Servicos Internacionais, Sociedade Unipessoal, Lda.	Indirect	100.00%	Madeira
ITW Fastex de Argentina S.A.	Indirect	100.00%	Argentina
ITW Fastex France S.A.S.	Indirect	100.00%	France
ITW Finance II L.L.C.	Direct & Indirect	100.00%	Delaware
ITW Finishing L.L.C.	Indirect	100.00%	Delaware
ITW Foils B.V.	Indirect	100.00%	Netherlands
ITW Foils Gelot	Indirect	100.00%	France
ITW Foils S.A.S.	Indirect	100.00%	France
ITW Foils Spain S.L.	Indirect	100.00%	Spain
ITW Foils Srl	Indirect	100.00%	Italy
ITW Foils, S.L.	Indirect	100.00%	Spain
ITW Food Equipment Group LLC	Indirect	100.00%	Delaware
ITW Gamma Sárl	Indirect	100.00%	Luxembourg
ITW Gema AG	Indirect	100.00%	Switzerland
ITW Gema s.r.l.	Indirect	100.00%	Italy
ITW Group France	Indirect	100.00%	France
ITW Gunther S.A.S.	Indirect	100.00%	France
ITW Heller GmbH	Indirect	100.00%	Germany
ITW Henschel GmbH	Indirect	100.00%	Germany
ITW Hi-Cone Japan Limited	Direct	100.00%	Japan
ITW Holdings Pty. Ltd.	Indirect	100.00%	Australia
ITW Holdings UK	Indirect	100.00%	United Kingdom
ITW Hospitality Products Pty. Limited	Indirect	100.00%	Australia
ITW Idle Facilities L.L.C.	Indirect	100.00%	Delaware

Company	Ownership Type (a)	Ownership%	Jurisdiction
ITW ILC Holdings I Inc.	Indirect	100.00%	Delaware
ITW ILC Holdings II Inc.	Indirect	100.00%	Delaware
ITW Imaden Industria e Comercio Ltda.	Direct & Indirect	100.00%	Brazil
ITW India Limited	Direct	96.67%	India
ITW Industrial Components s.r.l.	Indirect	100.00%	Italy
ITW Industry Co., Ltd.	Indirect	100.00%	Japan
ITW International Finance S.A.S.	Indirect	100.00%	France
ITW International Holdings Inc.	Indirect	100.00%	Delaware
ITW Investments, Inc.	Direct & Indirect	100.00%	Delaware
ITW Ireland	Indirect	100.00%	Ireland
ITW Ireland Holdings	Indirect	100.00%	Ireland
ITW Italy Finance Srl	Indirect	100.00%	Italy
ITW Italy Holding S.r.l.	Indirect	100.00%	Italy
ITW Limited	Indirect	100.00%	United Kingdom
ITW Litec France S.A.S.	Indirect	100.00%	France
ITW Lombard Holdings Inc.	Indirect	100.00%	Delaware
ITW Ltd. Storbritannien Filal Sverige	Indirect	100.00%	Sweden
ITW Madeira - Servicos de Consultadoria, Sociedade Unipessoal, Lda.	Indirect	100.00%	Madeira
ITW Meritex (Singapore) Pte. Ltd.	Indirect	100.00%	Singapore
ITW Meritex Sdn. Bhd.	Direct	100.00%	Malaysia
ITW Mexico Holding Inc.	Indirect	100.00%	Delaware
ITW Mima Films L.L.C.	Indirect	100.00%	Delaware
ITW Mima Holdings L.L.C.	Indirect	100.00%	Delaware
ITW Mima Service S.A.S.	Indirect	100.00%	France
ITW Mima Systems S.A.S.	Indirect	100.00%	France
ITW Morlock GmbH	Indirect	100.00%	Germany
ITW Mortgage Investments I, Inc.	Indirect	100.00%	Delaware
ITW Mortgage Investments II, Inc.	Indirect	100.00%	Delaware
ITW Mortgage Investments III, Inc.	Indirect	100.00%	Delaware
ITW Mortgage Investments IV, Inc.	Indirect	100.00%	Delaware
ITW New Zealand Limited	Indirect	100.00%	New Zealand
ITW Nominees Limited	Indirect	100.00%	New Zealand

Company	Ownership Type (a)	Ownership%	Jurisdiction
ITW Novadan ApS	Indirect	100.00%	Denmark
ITW Oberflaechentechnik GmbH & Co. K.G.	Indirect	100.00%	Germany
ITW Operations Australia Pty. Ltd.	Indirect	100.00%	Australia
ITW P&F Holdings Pty. Ltd.	Indirect	100.00%	Australia
ITW Packaging (Malaysia) Sdn Bhd	Indirect	100.00%	Malaysia
ITW Packaging (Shanghai) Limited	Indirect	100.00%	China
ITW Paris E.U.R.L.	Indirect	100.00%	France
ITW Participations S.a.r.l.	Indirect	100.00%	Luxembourg
ITW Pension Funds Trustee Company	Indirect	100.00%	United Kingdom
ITW Permatex Inc.	Direct	100.00%	Delaware
ITW Philippines, Inc.	Indirect	100.00%	Philippines
ITW PMI Investments, Inc.	Indirect	100.00%	Delaware
ITW Poly Mex, S.A. de C.V.	Direct & Indirect	100.00%	Mexico
ITW Poly Recycling GmbH	Indirect	100.00%	Switzerland
ITW Polymers & Fluids Pty. Ltd.	Indirect	100.00%	Australia
ITW Produits Chimiques S.A.S.	Indirect	100.00%	France
ITW Pronovia Plus s.r.o.	Indirect	100.00%	Czech Republic
ITW Pronovia s.r.o.	Indirect	100.00%	Czech Republic
ITW Reid Holdings Pty Ltd	Indirect	100.00%	Australia
ITW Residuals III L.L.C.	Indirect	100.00%	Delaware
ITW Residuals IV L.L.C.	Indirect	100.00%	Delaware
ITW Richmond Sdn. Bhd.	Indirect	100.00%	Malaysia
ITW Rivex S.A.S.	Indirect	100.00%	France
ITW Service Inc.	Indirect	100.00%	Korea
ITW Sexton Inc.	Direct	100.00%	Massachusetts
ITW Shippers S.p.r.l.	Indirect	100.00%	Belgium
ITW Siewer Automotiv s.r.o	Indirect	100.00%	Czech Republic
ITW Siewer Jarmutechnikai Bt	Indirect	100.00%	Hungary
ITW Siewer Vagyonkezelo Kft	Indirect	100.00%	Hungary
ITW Signode Australasia Pty. Limited	Indirect	100.00%	Australia
ITW Signode Belgium B.V.B.A.	Indirect	100.00%	Belgium
ITW Signode Holding GmbH	Indirect	100.00%	Germany

Company	Ownership Type (a)	Ownership%	Jurisdiction
ITW Signode Polska Sp. z.o.o.	Indirect	100.00%	Poland
ITW Signode Singapore Pte. Ltd.	Indirect	50.00%	Singapore
ITW Singapore (Pte) Ltd.	Direct	100.00%	Singapore
ITW SMPI S.A.S.	Indirect	100.00%	France
ITW SP Europe S.a.r.l.	Indirect	100.00%	Luxembourg
ITW Spain Holdings, S.L.	Indirect	100.00%	Spain
ITW Specialty Film Co. Ltd.	Indirect	100.00%	Korea
ITW Sportgeräte G.m.b.H.	Indirect	100.00%	Germany
ITW Strapping Co. I, S.A. de C.V.	Indirect	100.00%	Mexico
ITW Strapping Co. II, S.A. de C.V.	Indirect	100.00%	Mexico
ITW Superannuation Fund 2 Pty. Ltd.	Indirect	100.00%	Australia
ITW Superannuation Fund Pty. Ltd.	Indirect	100.00%	Australia
ITW Surfaces & Finitions S.A.S.	Indirect	100.00%	France
ITW Sverige AB	Indirect	100.00%	Sweden
ITW Sweden Holding AB	Indirect	100.00%	Sweden
ITW Thermal Films France	Indirect	100.00%	France
ITW Thermal Films Italy Srl	Indirect	100.00%	Italy
ITW UK	Indirect	100.00%	United Kingdom
ITW Universal L.L.C.	Direct	100.00%	Delaware
ITW Welding Products Asia Pacific Private Limited	Direct	100.00%	Singapore
ITW Welding Products B.V.	Indirect	100.00%	Netherlands
ITW Welding Products Group S.A. de C.V.	Indirect	100.00%	Mexico
ITW Welding Products Italy Srl	Indirect	100.00%	Italy
ITW Welding S.A.S.	Indirect	100.00%	France
IVTEC AB	Indirect	100.00%	Sweden
James Briggs	Indirect	100.00%	United Kingdom
James Briggs Holdings	Indirect	100.00%	United Kingdom
James Briggs Trustee Limited	Indirect	100.00%	United Kingdom
James Glen Pty. Ltd.	Indirect	100.00%	Australia
Japan Polymark Co. Ltd.	Indirect	34.00%	Japan
Japit Inc.	Direct	19.00%	Japan
Jemco de Mexico, S.A. de C.V.	Direct	100.00%	Mexico

Company	Ownership Type (a)	Ownership%	Jurisdiction
KC Metal Products Pty. Ltd.	Indirect	100.00%	Australia
Kormag Industries e Comercio Ltda.	Direct	40.00%	Brazil
Korroflex AB	Indirect	100.00%	Sweden
Korroflex Invest AB	Indirect	100.00%	Sweden
KP Comercio e Industria de Productos Para Automoveis e Lubrificantes, S.A.	Indirect	100.00%	Portugal
Krafft Argentina, S.A.	Indirect	80.00%	Argentina
Krafft, S.A.	Indirect	100.00%	Spain
Labels & Data Systems (U.K.) Limited	Indirect	100.00%	United Kingdom
Liljendals Bruk AB	Indirect	100.00%	Finland
Lombard Pressings Limited	Indirect	100.00%	United Kingdom
LSPS Inc.	Indirect	100.00%	Delaware
Lumex, Inc.	Direct	100.00%	Illinois
Lys Fusion Poland Sp. z.o.o.	Indirect	100.00%	Poland
Magna Industrial Co. Limited	Indirect	100.00%	Hong Kong
Magnaflux Limited	Indirect	100.00%	United Kingdom
Malborough Liners Limited	Indirect	100.00%	United Kingdom
Manufacturing Avancee S.A.	Indirect	100.00%	Morocco
Mazel (1980)	Indirect	100.00%	United Kingdom
MBM France S.A.S.	Indirect	100.00%	France
Meritex Technology (Suzhou) Co. Ltd.	Direct	100.00%	China
Metales Industrializados S.A. de C.V.	Indirect	100.00%	Mexico
Metalflex d.o.o.	Indirect	100.00%	Slovenia
Meyercord Revenue Inc.	Direct	100.00%	Delaware
Miller Beijing Electric Manufacturing Co. Ltd	Indirect	100.00%	China
Miller Electric Mfg. Co.	Direct	100.00%	Wisconsin
Miller Insurance Ltd.	Indirect	100.00%	Bermuda
Mima Films L.L.C.	Indirect	100.00%	Delaware
Mima Films S.a.r.l.	Indirect	100.00%	Luxembourg
Mima Films SCA	Indirect	100.00%	Belgium
Morgan Polimer Seals, S. de R.L. de C.V.	Direct	100.00%	Mexico
Morgan Polymers Seals, L.L.C.	Direct	100.00%	California
Mortgage Ally Inc.	Indirect	100.00%	Delaware

Company	Ownership Type (a)	Ownership%	Jurisdiction
Mumm Products Inc.	Direct	100.00%	New Jersey
N’ Seine Holdings SAS	Indirect	100.00%	France
New West Products, Inc.	Direct	100.00%	California
Nexkra 2004, S.L.	Indirect	100.00%	Spain
Nextum, S.L.	Indirect	100.00%	Spain
Nordic SAS	Indirect	100.00%	France
Norsk Signode AS	Indirect	100.00%	Norway
Novadan AS	Indirect	100.00%	Norway
Novadan Sp. Z.o.o.	Indirect	100.00%	Poland
Noza Holdings Pty. Ltd.	Indirect	100.00%	Australia
NYCO-KRAFFT, S.A.	Indirect	50.00%	Spain
Odesign, Inc.	Direct	100.00%	Illinois
Orgapack GmbH	Indirect	100.00%	Switzerland
Orgapack SARL	Indirect	100.00%	France
Oy M. Haloila AB	Indirect	100.00%	Finland
P.B. Sherman (London)	Indirect	100.00%	United Kingdom
Packaging Leasing Systems Inc.	Direct	51.00%	Delaware
Pack-Band Hagen GmbH	Indirect	100.00%	Germany
PanCon GmbH	Indirect	100.00%	Germany
Paslode Fasteners (Shanghai) Co. Ltd.	Indirect	100.00%	China
Paslode/Duo Fast France S.A.S.	Indirect	100.00%	France
Paul Forkardt GmbH	Indirect	100.00%	Germany
Paul Forkardt Inc.	Indirect	100.00%	Delaware
PB Fixations S.a.r.l.	Indirect	100.00%	France
Permatex Canada, Inc.	Indirect	100.00%	Canada
PMI FEG Holland B.V.	Indirect	100.00%	Netherlands
PMI Food Equipment (Hong Kong) Limited	Indirect	100.00%	Hong Kong
PMI Food Equipment Group (Malaysia), Inc.	Indirect	100.00%	Delaware
Polimeros Morgan, S. de R.L. de C.V.	Direct	100.00%	Mexico
Polymark (U.K.)	Indirect	100.00%	United Kingdom
Polymark Export Limited	Direct	100.00%	United Kingdom
Premark FEG Beteiligungsgesellschaft m.b.H.	Indirect	100.00%	Germany

Company	Ownership Type (a)	Ownership%	Jurisdiction
Premark FEG G.m.b.H. & Co. KG	Indirect	100.00%	Germany
Premark FEG L.L.C.	Indirect	100.00%	Delaware
Premark Finance	Indirect	100.00%	United Kingdom
Premark HII Holdings, Inc.	Indirect	100.00%	Ohio
Premark Holdings	Indirect	100.00%	United Kingdom
Premark International Holdings B.V.	Indirect	100.00%	Netherlands
Premark International, Inc.	Indirect	100.00%	Delaware
Premark N.V.	Indirect	100.00%	Netherland Antilles
Premark RWP Holdings, Inc.	Indirect	100.00%	Delaware
Pryda (Indonesia) Pty. Ltd.	Indirect	100.00%	Australia
Pryda (Malaysia) Sdn Bhd	Indirect	100.00%	Malaysia
Pryda (Thailand) Limited	Indirect	100.00%	Thailand
PT2 Holdings Inc.	Indirect	100.00%	Delaware
PTX de Mexico, S.A. de C.V.	Indirect	100.00%	Mexico
Quimica TF, S.A. de C.V.	Direct & Indirect	100.00%	Mexico
R.H. Phillips & Son (Engineers) Limited	Indirect	40.00%	United Kingdom
Ramset Fasteners	Indirect	100.00%	United Kingdom
Ramset Fasteners (Aust) Pty. Ltd.	Indirect	100.00%	Australia
Ramset Fasteners (Hong Kong) Ltd.	Indirect	100.00%	Hong Kong
Ransburg Industrial Finishing K.K.	Indirect	100.00%	Japan
Ransburg Manufacturing Corporation	Direct	100.00%	Indiana
Ransburg-Gema UK Limited	Indirect	100.00%	United Kingdom
Reid Construction Systems Pty Ltd	Indirect	100.00%	Australia
Resopal G.m.b.H.	Indirect	100.00%	Germany
Resopal-Unterstutzungseinrichtung GmbH in Grob-Umstadt	Indirect	100.00%	Germany
Rivex Limited	Indirect	100.00%	United Kingdom
Rocol	Indirect	100.00%	United Kingdom
Rocol Far East Limited	Indirect	100.00%	Hong Kong
Rocol Group	Indirect	100.00%	United Kingdom
Rocol Korea Limited	Indirect	100.00%	Korea
Rocol Site Safety Systems	Indirect	100.00%	United Kingdom
Sam Jung Signode Inc.	Indirect	100.00%	Korea

Company	Ownership Type (a)	Ownership%	Jurisdiction
Sarsfield N.V.	Indirect	100.00%	Netherland Antilles
Scanilec B.V.	Indirect	100.00%	Netherlands
Scybele S.A.S.	Indirect	100.00%	France
SEINE Investments EURL	Indirect	100.00%	France
Servicios de Ingenieria Aguascallentes, S. de R.L. de C.V.	Indirect	100.00%	Mexico
Servicios de Reynosa, S.A. de C.V.	Indirect	100.00%	Mexico
SG Invest Holdings GmbH	Indirect	100.00%	Germany
Shanghai ITW Plastic & Metal Company Limited	Indirect	93.00%	China
Sherman Allied Products Limited	Indirect	100.00%	United Kingdom
Sherman Treaters	Indirect	100.00%	United Kingdom
Sherman Treaters Operations	Indirect	100.00%	United Kingdom
Siddons Ramset Holdings Pty. Limited	Indirect	100.00%	Australia
Sifbronze Limited	Indirect	17.00%	United Kingdom
Signode (Thailand) Limited	Direct	100.00%	Thailand
Signode AB	Indirect	100.00%	Sweden
Signode B.V.	Indirect	100.00%	Netherlands
Signode Bernpak GmbH	Direct	100.00%	Germany
Signode Brasileria Ltda.	Direct & Indirect	100.00%	Brazil
Signode France S.A.S.	Indirect	100.00%	France
Signode Hong Kong Limited	Indirect	100.00%	Hong Kong
Signode Ireland Limited	Indirect	100.00%	United Kingdom
Signode Kabushiki Kaisha	Indirect	100.00%	Japan
Signode Limited	Indirect	100.00%	United Kingdom
Signode Packaging Systems Limited	Direct	20.00%	East Africa
Signode PGP Limited	Indirect	100.00%	United Kingdom
Signode Singapore Investments Pte. Ltd.	Indirect	100.00%	Singapore
Signode Singapore Pte. Ltd.	Indirect	100.00%	Singapore
Signode System GmbH	Indirect	100.00%	Germany
Sima Industri ApS	Indirect	100.00%	Denmark
Simco (Nederland) B.V.	Indirect	100.00%	Netherlands
Simco Japan, Inc.	Indirect	100.00%	Japan
Sisvend Soluciones de Seguridad, S.L.	Indirect	40.00%	Spain

Company	Ownership Type (a)	Ownership%	Jurisdiction
Smart Home Products Pty. Ltd.	Indirect	100.00%	Australia
Snoddis Tesmar Limited	Indirect	100.00%	Australia
Société Civile Immobilière des Baquets	Indirect	100.00%	France
Société Civile Immobilière Rousseau Ivry	Indirect	100.00%	France
Societe de Rectification et de Decolletage SARL (SRD Sarl)	Indirect	100.00%	France
Solutions Group Transaction Subsidiary Inc.	Indirect	100.00%	Delaware
South Common Venture	Indirect	50.00%	Illinois
SpaceJoist TE, LLC	Indirect	100.00%	Texas
SPIT S.A.S. (Societe de Prospection et d’Inventions Techniques S.A.S.)	Indirect	100.00%	France
SPL Group Ltd.	Indirect	100.00%	Australia
Sraennik Pty Ltd	Indirect	100.00%	Australia
SS OMG Holding Limited	Direct	50.00%	British Virgin Islands
Stahl, S.A. de C.V.	Indirect	50.00%	Mexico
Steelfast Asia Sdn Bhd	Indirect	100.00%	Malaysia
Strapex (Canada) Corporation	Indirect	100.00%	Nova Scotia
Strapex ApS	Indirect	100.00%	Denmark
Strapex Embalagem L.d.a.	Indirect	100.00%	Portugal
Strapex GmbH	Indirect	100.00%	Austria
Strapex GmbH	Indirect	100.00%	Switzerland
Strapex GmbH	Indirect	100.00%	Germany
Strapex Holding GmbH	Indirect	100.00%	Switzerland
Strapex Nederland B.V.	Indirect	100.00%	Netherlands
Strapex Packaging India Limited	Indirect	100.00%	India
Strapex S.A.S.	Indirect	100.00%	France
Strapex S.p.r.l.	Indirect	100.00%	Belgium
Strapex s.r.l.	Indirect	100.00%	Italy
Strapex U.K.	Indirect	100.00%	United Kingdom
Strategic Holdings L.L.C.	Indirect	100.00%	Delaware
Surfmill	Indirect	100.00%	United Kingdom
TAG Staples Sdn Bhd	Indirect	100.00%	Malaysia
TEK International Limited	Indirect	100.00%	United Kingdom
Ten Plus S.A.S.	Indirect	100.00%	France

Company	Ownership Type (a)	Ownership%	Jurisdiction
Texwipe Philippines, Inc.	Direct	100.00%	Philippines
Thermal Transfer Media Ltd.	Indirect	100.00%	United Kingdom
Tien Tai Electrode (Kun Shan) Co., Ltd.	Indirect	95.95%	China
Tien Tai Electrode Co., Ltd.	Direct	95.95%	Taiwan
Tien Tai Tokyo Co., Ltd.	Indirect	95.95%	Japan
Trilectron Europe Limited	Indirect	100.00%	United Kingdom
Truswal Systems Corporation	Direct	100.00%	Texas
Unipac Corporation	Indirect	100.00%	Ontario
Unipac, Inc.	Indirect	100.00%	Delaware
Universal Fastgoerelse ApS	Indirect	100.00%	Denmark
Universal Fastgoerelse ApS	Indirect	100.00%	Denmark
Valeron Strength Films B.V.B.A.	Indirect	100.00%	Belgium
Valeron Strength Films UK	Indirect	100.00%	United Kingdom
Varybond Chemie AG	Indirect	100.00%	Switzerland
Varybond Chemie Holding AG	Indirect	100.00%	Liechtenstein
Varybond Chemie-Gesellschaft mbH	Indirect	100.00%	Austria
Veneta Decalcogomme s.r.l.	Indirect	100.00%	Italy
Victor Ridder GmbH	Indirect	100.00%	Germany
Volstatic International Limited	Indirect	100.00%	United Kingdom
Wavebest Limited	Indirect	100.00%	United Kingdom
Welding Industries Ltd.	Indirect	100.00%	Australia
Welding Products Group FZE	Indirect	100.00%	Dubai
West Bend de Mexico S.A. de C.V.	Indirect	100.00%	Mexico
Wilsonart (Shanghai) Co. Ltd.	Indirect	100.00%	China
Wilsonart (Thailand) Co. Ltd.	Indirect	75.00%	Thailand
Wilsonart Holdings Limited	Indirect	100.00%	United Kingdom
Wilsonart Hong Kong Limited	Indirect	100.00%	Hong Kong
Wilsonart International Holdings, Inc.	Indirect	100.00%	Delaware
Wilsonart International, Inc.	Indirect	100.00%	Delaware
Wilsonart Limited	Indirect	100.00%	United Kingdom
Wilsonart South Africa (Pty.) Ltd.	Indirect	100.00%	South Africa
Wilsonart Taiwan Corp. Ltd.	Indirect	100.00%	Taiwan

Company	Ownership Type (a)	Ownership%	Jurisdiction
Wolf Catering Equipment (UK) Limited	Indirect	100.00%	United Kingdom
Wuxi Signode Sekisui Jushi Strapping Co., Ltd.	Indirect	100.00%	China
Wynn Oil (NZ) Limited	Indirect	100.00%	New Zealand
Wynn Oil (South Africa) (Pty) Ltd.	Indirect	100.00%	South Africa
Wynn Oil (UK) Limited	Indirect	100.00%	United Kingdom
Wynn Oil Holdings BV	Indirect	100.00%	Netherlands
Wynn Oil Venezuela SA	Indirect	51.00%	Venezuela
Wynn’s Australia Pty. Ltd.	Indirect	100.00%	Australia
Wynn’s Belgium NV	Indirect	100.00%	Belgium
Wynn’s Canada Ltd.	Indirect	100.00%	Canada
Wynn’s Deutschland GmbH	Indirect	100.00%	Germany
Wynn’s France Automotive SAS	Indirect	100.00%	France
Wynn’s Friction Proofing Mexico	Indirect	100.00%	Mexico
Wynn’s Italia SpA	Indirect	100.00%	Italy
Wynn’s Mekuba India Pvt Ltd	Indirect	51.00%	India
Wynn’s Nederland BV	Indirect	100.00%	Netherlands
Zip-Pak International B.V.	Indirect	100.00%	Netherlands
Zip-Pak Japan Company Limited	Direct	60.00%	Japan

(a) Ownership type indicates whether each subsidiary or affiliate is directly owned by Illinois Tool Works Inc., indirectly owned by a subsidiary of Illinois Tool Works Inc., or a combination thereof.